EATON VANCE VT FLOATING-RATE INCOME FUND

Supplement to Statutory Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2025 as may be supplemented and/or revised from time to time

The following changes are effective immediately:

1. The following replaces “Portfolio Managers” under “Management” in “Fund Summary” in the Fund’s Statutory Prospectus:

Portfolio Managers

Peter Campo, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since June 12, 2025.

Michael J. Turgel, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since May 1, 2019.

2. The following replaces the eleventh paragraph under “Management.” in “Management and Organization” in the Fund’s Statutory Prospectus:

The Fund is managed by Peter Campo and Michael J. Turgel.  Mr. Turgel has managed the Fund since May 2019. Mr. Campo has managed the Fund since June 2025. Messrs. Campo and Turgel are Managing Directors of Morgan Stanley and Vice Presidents of Eaton Vance. Mr. Turgel has been an employee of the Morgan Stanley organization for more than five years and manages other Eaton Vance floating-rate loan portfolios. Prior to joining Morgan Stanley, Mr. Campo worked at Goldman Sachs as Global Co-Head of High Yield & Bank Loan Credit since March 2018. Prior to joining Goldman Sachs, Mr. Campo served for more than 15 years as a Portfolio Manager and senior credit analyst on the Floating-Rate Loan team at Eaton Vance.

3. The following tables replace the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Peter Campo, CFA(1)(3)
Registered Investment Companies(2)	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael Turgel(1)
Registered Investment Companies(2)	2	$1,117.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	Includes the Fund.
(3)	As of April 30, 2025.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Peter Campo, CFA(1)	None	None
Michael J. Turgel	None	$100,001 - $500,000

(1)	As of April 30, 2025.

June 12, 2025	48627-00 6.12.25